A	CHANGE REQUEST — CONTRACT OR ORDER

Strategic asset purchasing

SUPPLIER Transformateurs Pioneer Ltée 612 Chemin Bernard Granby, Qc J2J OH6 Attn: Raymond Haddad	DATE: March 6, 2012

No. modif. 6	Contract No. 4600017108	Order No.	Responsible H-Q Nicole Caron	Tél.: (514) 840-3000, poste 5251 Téléc.: (514) 840-3322

A- CURRENT MODIFICATION
The purpose of this document is as follows:
To utilize the first extension option as indicated in framework contract # 17108
This will be under all the same conditions as described in framework contract # 17108.

The extension period will now read, from April 1, 2012 until March 31, 2013.

B- SUPPLIER
☒
We agree to execute the requested amendment at the same prices and primary conditions as in the contract, it being agreed that this application does not constitute a commitment on the part of Hydro-Quebec, and that only the authorization to proceed with "C", approval of which is the contractual responsibility of Hydro-Québec, will allow the supplier to proceed.

	Delivery date: ____________________________	/s/ Raymond Haddad	March 6, 2012
		Signature	Date

☐	We refuse to execute the requested change
		Signature	Date

☐	Non applicable

C- AUTHORIZATION TO PROCEED
You may proceed immediately with this change

Nicole Caron	/s/ Nicole Caron	March 6, 2012
Responsible H.Q.	Signature	Issue Date

c.c Supplier Quality Assurance (C.Q.)

Application to amend contract 17108_ 5 mars 12.doc/99.01 25

CHANGE REQUEST — CONTRACT OR ORDER

            Strategic asset purchasing

SUPPLIER Transformateurs Pioneer Ltée 612 Chemin Bernard Granby, Qc J2J OH6 Attn: Raymond Haddad	DATE: March 6, 2012

No. modif. 2	Contract No. 4600017040	Order No.	Responsible H-Q Nicole Caron	Tél.: (514) 840-3000, poste 5251 Téléc.: (514) 840-3322

A- CURRENT MODIFICATION
The purpose of this document is as follows:
To utilize the first extension option as indicated in framework contract # 17040
This will be under all the same conditions as described in framework contract # 17040.

The extension period will now read, from April 1, 2012 until March 31, 2013.

B- SUPPLIER
☒
We agree to execute the requested amendment at the same prices and primary conditions as in the contract, it being agreed that this application does not constitute a commitment on the part of Hydro-Quebec, and that only the authorization to proceed with "C", approval of which is the contractual responsibility of Hydro-Québec, will allow the supplier to proceed.

	Delivery date: ____________________________	/s/ Raymond Haddad	March 6, 2012
		Signature	Date

☐	We refuse to execute the requested change
		Signature	Date

☐	Non applicable

C- AUTHORIZATION TO PROCEED
You may proceed immediately with this change

Nicole Caron	/s/ Nicole Caron	March 6, 2012
Responsible H.Q.	Signature	Issue Date

c.c Supplier Quality Assurance (C.Q.)

Application to amend contract 17040_ 5 mars 12.doc/99.01 25